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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020

CLOUDCOMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

321 Sixth Street San Antonio, TX	78215
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, CloudCommerce, Inc. (the “Company”) entered into securities purchase agreements pursuant to which it issued convertible notes to various accredited investors, which notes are convertible into shares of the Company’s common stock on the terms and subject to the conditions set forth in the various securities purchase agreements and associated notes. Certain accredited investors converted an aggregate of $3,934.80 in interest and fees resulting in the issuance of an aggregate of 4,300,327 shares of common stock.

The information below in Item 5.02 is incorporated herein by reference in response to this Item 3.02. CloudCommerce, Inc. (the “Company”) relied upon an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance of the options referenced in Item 5.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2020, the Board of Directors of the Company approved the issuance of an aggregate of 300,000,000 options to purchase the Company’s common stock to key employees (the “Options”). The Options vest equally over a period of thirty-six months, have an exercise price of $0.0019 per share, and expire five years from the effective date. The vested Options are exercisable any time after January 17, 2021. An aggregate of 283,000,000 Options were granted to members of the Board and other key employees of the Company. The Options granted to the members of the Board included 50,000,000 Options to Gregory Boden, a director and Chief Financial Officer of the Company, 10,000,000 Options to Kevin Myers, a director of the Company, and 50,000,000 Options to Andrew Van Noy, a director and Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUDCOMMERCE, INC.

Date: January 24, 2020	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer

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